UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (date of earliest event reported):
December 31, 2014

Remy International, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-13683	47-1744351
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 Corporation Drive
Pendleton, IN 46064
(Address of principal executive offices, including zip code)

(765) 778-6499
(Registrant's telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
On December 31, 2014, in connection with the completion of the Transaction (as defined in Item 2.01 below), New Holdco, (as defined below) and certain subsidiaries entered into a Second Amendment to the ABL Revolver Credit Agreement (“ABL Second Amendment”) and a Second Amendment and Restatement of the Term B Loan Credit Agreement (“Term B Second Amendment”) (collectively, the “Amendments”).
The Amendments permit the Transaction to occur, add New Holdco and NR Corp. (as defined below) as guarantors of the obligations under the foregoing credit facilities, and make conforming changes to reflect the effects of the Transaction. There are no other changes that materially modify the foregoing credit facilities as described in New Holdco’s previous filings with the Commission. The amendments are attached hereto as Exhibits 10.1 and 10.2, respectively, and incorporated herein by reference.
Item 2.01. Completion of Acquisition or Disposition of Assets.
On December 31, 2014, the transactions contemplated by the Agreement and Plan of Merger, dated as of September 7, 2014, by and among the Remy International, Inc. ("Old Remy"), New Remy Holdco Corp. ("New Holdco"), Fidelity National Financial, Inc. ("FNF"), New Remy Corp. ("NR Corp.") and several wholly owned subsidiaries of FNF (the "Transaction"), were consummated. The Transaction consisted of (i) the contribution by FNF of its shares of Old Remy and of Fidelity National Technology Imaging, LLC, to NR Corp., (ii) the distribution of the shares of NR Corp. to the holders of FNF’s FNFV Group common stock, followed by (iii) the mergers of Old Remy and NR Corp. into wholly-owned subsidiaries of New Holdco. In the Transaction, the outstanding shares of Old Remy common stock and NR Corp. common stock were converted into shares of New Holdco common stock in accordance with the ratios set forth in the merger agreement. As a result of the closing of the Transaction, New Holdco became the new public parent of Old Remy.  Immediately following the mergers described in the merger agreement, New Holdco changed its name to "Remy International, Inc." and Old Remy changed its name to "Remy Holdings, Inc." New Holdco common shares will be listed on NASDAQ under the trading symbol "REMY" which is the same trading symbol as is currently used by Old Remy, and are expected to begin trading at the market opening on January 2, 2015.  New Holdco common shares will have a new CUSIP number of 75971M108. Under the organizational documents of New Holdco, the rights of the holders of New Holdco common stock are the same as the rights of holders of Old Remy common stock.
Immediately after giving effect to the issuance of New Holdco common shares to the former Old Remy stockholders in the Transaction, approximately 32,268,183 common shares were outstanding. Upon closing, Old Remy’s former stockholders (other than FNF and its affiliates) collectively own approximately 48.5% of the common stock of New Holdco, and NR Corp.'s former stockholders (the holders of FNFV Group common stock) will collectively own approximately 51.5% of the common stock of New Holdco.
The foregoing is only a brief description of the Transaction, does not purport to be complete and is qualified in its entirety by reference to the Agreement and Plan of Merger and Reorganization Agreement, copies of which are filed as Exhibit 2.1 and Exhibit 2.2 to this Current Report on Form 8-K and are incorporated by reference herein, and to the description of the Transaction included under the heading “The Transactions” in Old Remy’s definitive proxy statement filed with the SEC on December 2, 2014 (the “Proxy Statement/Prospectus”).
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information set forth above under Item 1.01 is hereby incorporated by reference into this Item 2.03.
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Resignation of Directors and Officers
Pursuant to the terms of the Merger Agreement, effective upon consummation of the Transaction on December 31, 2014, all of the existing officers and members of the Board of Directors of New Holdco resigned from their positions.
Appointment of Officers
Effective upon consummation of the Transaction on December 31, 2014, John J. Pittas was appointed President and Chief Executive Officer; Mark R. McFeely was appointed Senior Vice President and Chief Operations Officer; Shawn J. Pallagi was appointed Senior Vice President and Chief Human Resources Officer; and Barbara J. Bitzer was appointed Vice President, Global Controller, each of New Holdco.
The information required by Items 401(b), (d) and (e) and Item 404(a) of Regulation S-K with respect to such officers has been previously reported in the Proxy Statement/Prospectus and is incorporated herein by reference.

Appointment of New Directors
Effective upon consummation of the Transaction on December 31, 2014, the following individuals were appointed to the Company’s Board of Directors: John J. Pittas, Douglas K. Ammerman, John H. Weber, Lawrence F. Hagenbuch, George P. Scanlon, and J. Norman Stout. Each of Mr. Ammerman, Mr. Hagenbuch, and Mr. Stout is independent within the meaning of the rules of The NASDAQ Global Select Market.
Messrs. Ammerman, Hagenbuch and Stout have been appointed to the Audit Committee of New Holdco, Messrs. Scanlon, Weber and Stout have been appointed to the Nominating and Corporate Governance Committee and Messrs. Stout and Hagenbuch have been appointed to the Compensation Committee.
There are no arrangements or understandings between any director and any other person pursuant to which the director was selected as a director, other than the provisions of the merger agreement.
The information required by Item 404(a) of Regulation S-K with respect to such directors has been previously reported in the Proxy Statement/Prospectus and is incorporated herein by reference.
Under the merger agreement, New Holdco assumed Old Remy’s omnibus incentive plan, and each outstanding option or share of restricted stock under that plan became an option or share of restricted stock of New Holdco having the same terms and conditions.  Further, New Holdco assumed the outstanding employment agreements between Old Remy and Messrs. Pittas, McFeely and Pallagi.  Further, New Holdco has entered into indemnification agreements with each officer and director, in the form filed as an exhibit to New Holdco’s Registration Statement on Form S-4 (Reg. No. 333-199182).
Item 5.03. Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year
New Holdco’s Amended and Restated Certificate of Incorporation and Amended and Restated By-laws became effective immediately prior to the Effective Time. At the Effective Time, the Amended and Restated Certificate of Incorporation was further amended to change the Company’s name from “New Remy Holdco Corp” to “Remy International, Inc.” A description of the Amended and Restated Certificate of Incorporation and Amended and Restated By-laws is included in the Proxy Statement/Prospectus and is incorporated herein by reference. The Amended and Restated Certificate of Incorporation and Amended and Restated By-laws are attached hereto as Exhibits 3.1, 3.2, and 3.3, and incorporated herein by reference.
The information included under Item 2.01 of this Current Report on Form 8-K is also incorporated into this Item 5.03 by reference.
Item 8.01. Other Events
Successor Issuer
In connection with the Transaction and by operation of Rule 12g-3(a) promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), New Holdco is the successor issuer to Old Remy and has succeeded to the attributes of Old Remy as the registrant, including Old Remy’s SEC file number. New Holdco’s common shares are deemed to be registered under Section 12(b) of the Exchange Act, and New Holdco is subject to the informational requirements of the Exchange Act and the rules and regulations promulgated thereunder, and will hereafter file reports and other information with the SEC using Old Remy's SEC file number (001-13683). New Holdco hereby reports this succession in accordance with Rule 12g-3(f) under the Exchange Act.
Section 16 Reporting
As previously disclosed, at the effective time of the Merger, each share of Old Remy stock was canceled and automatically converted into and became the right to receive one common share of New Holdco. In addition, New Holdco assumed Old Remy’s omnibus incentive plan, and each outstanding option or share of restricted stock under Old Remy’s omnibus incentive plan became an option or share of restricted stock of New Holdco having the same terms and conditions. As a result, each director and officer (for purposes of Section 16 of the Exchange Act) of Old Remy is required to file a Form 4 evidencing the disposition of shares and options of Old Remy common stock, a Form 3 evidencing his or her status as a new director or officer of New Holdco and a Form 4 evidencing his or her acquisition of the common shares and options in New Holdco. No shares were sold into or purchased from the market in connection with the dispositions and acquisitions reflected on these Form 4s.
Press Release Announcing the Merger
On December 31, 2014, New Holdco issued a press release announcing the completion of the Transaction. A copy of the press release is attached hereto at Exhibit 99.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(a) Financial Statements.
The financial statements of the predecessor of New Holdco as the business acquired are incorporated by reference to the Combined Financial Statements of Remy International, Inc. and Fidelity National Technology Imaging, LLC contained in the Proxy Statement/Prospectus. In addition, the financial statements of Old Remy are incorporated by reference to the audited consolidated financial statements of Old Remy contained its Annual Report on Form 10-K for the fiscal year ended December 31, 2013, filed with the SEC on February 27, 2014, and the unaudited consolidated financial statements of Old Remy contained its Quarterly Report on Form 10-Q for the period ended September 30, 2014, filed with the SEC on October 29, 2014.
(b) Pro forma financial information.
The pro forma financial information for the Transaction is incorporated by reference to the disclosures under the headings “Unaudited Pro Forma Condensed Combined Financial Information” in the Proxy Statement/Prospectus.
(d) Exhibits

Exhibit Number	Description
2.1
Agreement and Plan of Merger, dated as of September 7, 2014, by and among New Remy Corp., Remy International, Inc., New Remy Holdco Corp., New Remy Merger Sub, Inc., Old Remy Merger Sub, Inc. and Fidelity National Financial, Inc. (attached as Annex A to the proxy statement/prospectus referred to above).

2.2	Reorganization Agreement, dated as of September 7, 2014, by and between Fidelity National Financial, Inc. and New Remy Corp. (attached as Annex B to the proxy statement/prospectus referred to above).
3.1	Remy International, Inc. (f/k/a New Remy Holdco Corp.) Amended and Restated Certificate of Incorporation.
3.2	Certificate of Amendment to Remy International, Inc. (f/k/a New Remy Holdco Corp.) Amended and Restated Certificate of Incorporation.
3.3	Remy International Inc. (f/k/a New Remy Holdco Corp.) Amended and Restated Bylaws.
10.1
Second Amended and Restated Term B Loan Credit Agreement, dated as of December 31, 2014, among Remy International, Inc., Bank of America, N.A., Merrill Lynch, Pierce, Fenner & Smith, Incorporated, UBS Securities LLC, Wells Fargo Securities, LLC, Deutsche Bank Securities Inc., and Wells Fargo Bank, N.A.

10.2
Second Amendment dated December 31, 2014 to Credit Agreement, dated as of March 5, 2013, among Remy International, Inc., Western Reman Industrial, Inc., Power Investments, Inc., Remy Electric Motors, L.L.C., Reman Holdings, L.L.C., Remy India Holdings, Inc., Remy Technologies, L.L.C., Remy Korea Holdings, L.L.C., Remy Inc., Remy International Holdings, Inc., Remy Power Products, LLC, World Wide Automotive, L.L.C., Wells Fargo Capital Finance, LLC.

99.1	Press release, dated December 31, 2014, issued by Remy International, Inc.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Remy International, Inc.

Date: December 31, 2014	By:	/s/ John J. Pittas
	Name:	John J. Pittas
	Title:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
2.1
Agreement and Plan of Merger, dated as of September 7, 2014, by and among New Remy Corp., Remy International, Inc., New Remy Holdco Corp., New Remy Merger Sub, Inc., Old Remy Merger Sub, Inc. and Fidelity National Financial, Inc. (attached as Annex A to the proxy statement/prospectus referred to above).

2.2	Reorganization Agreement, dated as of September 7, 2014, by and between Fidelity National Financial, Inc. and New Remy Corp. (attached as Annex B to the proxy statement/prospectus referred to above).
3.1	Remy International, Inc. (f/k/a New Remy Holdco Corp.) Amended and Restated Certificate of Incorporation.
3.2	Certificate of Amendment to Remy International, Inc. (f/k/a New Remy Holdco Corp.) Amended and Restated Certificate of Incorporation.
3.3	Remy International Inc. (f/k/a New Remy Holdco Corp.) Amended and Restated Bylaws.
10.1
Second Amended and Restated Term B Loan Credit Agreement, dated as of December 31, 2014, among Remy International, Inc., Bank of America, N.A., Merrill Lynch, Pierce, Fenner & Smith, Incorporated, UBS Securities LLC, Wells Fargo Securities, LLC, Deutsche Bank Securities Inc., and Wells Fargo Bank, N.A.

10.2
Second Amendment dated December 31, 2014 to Credit Agreement, dated as of March 5, 2013, among Remy International, Inc., Western Reman Industrial, Inc., Power Investments, Inc., Remy Electric Motors, L.L.C., Reman Holdings, L.L.C., Remy India Holdings, Inc., Remy Technologies, L.L.C., Remy Korea Holdings, L.L.C., Remy Inc., Remy International Holdings, Inc., Remy Power Products, LLC, World Wide Automotive, L.L.C., Wells Fargo Capital Finance, LLC.

99.1	Press release, dated December 31, 2014, issued by Remy International, Inc.